                                                                    EXHIBIT 1.5


                                ARTHUR ANDERSEN LLP


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-36329 for Hartford Life Insurance Company Separate Account Five on Form S-6.


                                                  /s/ Arthur Andersen LLP

Hartford, Connecticut
April 12, 1999